                              SIXTH AMENDMENT TO GATEWAY
                             PLAZA OFFICE BUILDING LEASE


     THIS SIXTH AMENDMENT to GATEWAY PLAZA Office Building lease ("Amendment") is made as of the 11th day of May, 1998, by and between LACERA Gateway Property, Inc., a California corporation ("Landlord") and PAULA INSURANCE COMPANY, a California corporation ("Tenant").


                                       RECITALS

     A. Landlord's predecessor-in-interest, PASADENA GATEWAY PLAZA, a California limited partnership and Tenant's predecessor-in-interest PAN AMERICAN UNDERWRITERS, INC., a Nevada corporation, entered into that certain Gateway Plaza Office Lease (the "Original Lease") dated January 1, 1989, pursuant to which Tenant's predecessor-in-interest leased from Landlord's predecessor-in-interest approximately 28,862 rentable square feet (the "Original Premises") on the second and third floors of that certain office building (the "Building") located at 300 North Lake Avenue, Pasadena, California 91101.

     B. Landlord's predecessor-in-interest and Tenant's predecessor-in-interest entered into that certain Lease Amendment to Gateway Plaza Office Lease, dated September 28, 1989 (the "First Amendment"), pursuant to which Article 2.2(a) of the Original Lease was modified to reflect the addition of 1,255 rentable square feet, located on the second floor of the Building, to the Original Premises (such additional space plus the Original Premises to be collectively referred to as the "Expanded Premises").

     C. PAN AMERICAN UNDERWRITERS, INC's right, title and interest under the Original Lease, as amended by the First Amendment, was assigned to Tenant effective May 1, 1993, in accordance with the provisions set forth in the attached Gateway Plaza Assignment and Assumption of Lease and Consent (the "Assignment").

     D. Landlord and Tenant entered into that certain Lease Amendment to Gateway Plaza Office Lease, dated April 27, 1993 (the "Second Amendment"), pursuant to which Article 28.24 was included to surrender an area on the second floor containing approximately 4,788 rentable square feet from the Revised Original Lease (the Expanded Premises less the reduced space to be collectively referred to as the "Revised Original Premises").

     E. Landlord and Tenant entered into that certain Lease Amendment to Gateway Plaza Office Lease, dated September 15, 1994 (the "Third Amendment"), pursuant to which Article 1.6 was amended to incorporate an area on the second floor, commonly referred to as Suite 202, containing approximately 1,405 rentable square feet to the Revised Original Premises (the Revised Original Premises plus the additional space to be collectively referred to as the "Revised Premises").

     F. Landlord and Tenant entered into that certain Fourth Amendment to Office Lease dated May 12, 1995 (the "Fourth Amendment") pursuant to which the Basic Rent for the Premises was modified and certain other modifications were made to the Lease.

     G. Landlord and Tenant entered into that certain Fifth Amendment to Gateway Plaza Office Building Lease (the "Fifth Amendment") pursuant to which Tenant leased temporary expansion premises in the Building.

     H. The Original Lease, as amended by the First Amendment, Assignment, Second Amendment, Third Amendment, Fourth Amendment, and Fifth Amendment, are hereinafter collectively referred to as the "Lease".

     I. Tenant desires, and Landlord has agreed, to lease certain temporary expansion premises (the "Second Temporary Expansion Area") in the Building.


                                      AGREEMENT

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties, the parties agree as follows:

     1. DEFINED TERMS. Each capitalized term used in this Amendment shall have the same meaning ascribed to such term in the Lease, except that the following terms shall have the following meanings:

          (a) "Premises" shall mean those spaces commonly known as Suite 200, Suite 202, Suite 205, Suite 210 and Suite 250 on the second floor and Suite 300 on the third floor, as outlined in the floor plan attached as Exhibit "A" to the Fourth Amendment.

          (b) "Rentable Area of the Premises" shall be deemed to be Suite 200 which contains approximately 3,248 rentable square feet, Suite 202 which contains approximately 1,405 rentable square feet, Suite 205 which contains approximately 963 rentable square feet, Suite 210 which contains approximately 2,504 rentable square feet, Suite 250 which contains approximately 3,650 rentable square feet and Suite 300 which contains approximately 22,103 rentable square feet, thus reflecting a total of approximately 33,873 rentable square feet.

          (c)  "Tenant's Share" for the Premises shall be deemed to be 11.44%.

     2. LEASE OF SECOND TEMPORARY EXPANSION AREA. Tenant hereby agrees to lease from Landlord and Landlord agrees to lease to Tenant certain expansion area in the Building commonly know as Suite 204 and comprised of approximately 1,121 rentable square feet (the "Second Temporary Expansion Area") as shown as the cross-hatched area on Exhibit "A" attached hereto.

     3. TEMPORARY EXPANSION AREA LEASE TERM. The lease term for the Second Temporary Expansion Area (the "Second Temporary Term") shall commence May 15, 1998 (the "Second Commencement Date") if Tenant shall execute and deliver to Landlord this Amendment no later than May 8, 1998. The Second Commencement Date shall be delayed one (1) day for each day past May 8, 1998 that Tenant shall not deliver the Tenant-executed Amendment to Landlord. The expiration date of the Second Temporary Term (the "Second Expiration Date") shall be April 30, 1999, unless sooner terminated pursuant to the terms of the Lease, as amended hereby.

     4. BASIC RENT FOR SECOND TEMPORARY EXPANSION AREA. (a) The Basic Rent for the Second Temporary Expansion Area shall be $2,410.15 per month, pro-rated for any partial month's tenancy, (b) The first installment of Basic Rent for the Second Temporary Expansion Area shall be due and payable on the commencement date of the Second Temporary Term, with subsequent installments of Basic Rent applicable to the Second Temporary Expansion Area, due and payable on the first day of each month thereafter, (c) The Basic Rent for the Premises is not affected by this Amendment, (d) Tenant confirms that the Second Temporary Expansion Area will be used for general and administrative offices and for no other purpose whatsoever, and that no toxic or hazardous materials will be stored, kept or used in the Second Temporary Expansion Area, (e) "Tenant's Share" for the Second Temporary Expansion

Area shall be 0.40%, (f) The Base Year for determining Tenant's Share of Operating Expenses and Taxes, as defined in the Original Lease, as amended, shall be the Calendar Year 1998.

     5. CONDITION OF THE SECOND TEMPORARY EXPANSION AREA; IMPROVEMENT ALLOWANCE. No promises by Landlord to alter, remodel, improve, repair, redecorate or clean the Second Temporary Expansion Area, or any part thereof, have been made, and no representation respecting the condition of the Second Temporary Expansion Area of the Building or with respect to the suitability or fitness of either for any purpose, has been made to Tenant. Execution of this Amendment shall service as Tenant's acceptance of the Second Temporary Expansion Area "As is, with all faults", and Tenant shall not be entitled to receive any credit, allowance, or other concession from Landlord in respect to the Second Temporary Expansion Area.

     6. BROKERS. Tenant represents that except for Heitman Properties Ltd., Tenant has not retained, contracted or dealt with any real estate broker, salesperson or finder in connection with this Amendment. Tenant shall agree to indemnify and hold Landlord and Heitman Properties Ltd. Harmless from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation. Landlord shall be responsible for the payment of any commissions or fees due to Heitman Properties ltd.

     7. PARKING. Tenant shall be granted parking rights for three (3) additional unreserved parking spaces in Landlord's parking structure at rates that may be posted or quoted to the public for the parking spaces so requested.

     8. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

     9. AMENDMENTS. Except as modified by this Amendment, the provisions of the Lease shall remain in the full force and effect.

     10. CONFLICT. If any conflict exits between the terms or provisions of the Lease and the terms or provisions of this Amendment, the terms and provisions of this Amendment shall govern and control.

     11. SUBMISSION OF INSTRUMENT. The submission of this Amendment by Landlord to Tenant or its broker or other agent does not constitute an offer to Tenant to lease the Second Temporary Expansion Area. This Amendment shall have no force and effect until it is executed and delivered by Tenant to Landlord and executed by Landlord; provided, however, that upon execution of this Amendent by Tenant and delivery to Landlord, such execution and delivery by Tenant shall, in consideration of the time and expense incurred by Landlord in reviewing the Amendment and proposed use of the Second Temporary Expansion Area, constitute an offer by Tenant to lease the Second Temporary Expansion Area upon the terms and conditions set forth herein (which offer to lease shall be irrevocable for twenty (20) business days following the date of delivery).

     12. EXCULPATION OF LANDLORD AND HEITMAN. Notwithstanding anything to the contrary contained in this Amendment or in any riders or addenda hereto attached (collectively the "Lease Document"), it is expressly understood and agreed by and between the parties that:

     (a) The recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of landlord of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease Documents (collectively, "Landlord's

Lease Undertakings") shall extend only to Landlord's interest in the real estate of which the premises are demised under the Lease Documents are a part ("Landlord's Real Estate") and not to any other assets of Landlord or its constituent partners;

     (b) Neither Heitman Capital Management Corporation nor Heitman Properties Ltd., nor any of their respective directors, officers, employees or agents shall have any personal liability whatsoever with respect to any breach by Landlord of any of Landlord's Lease Undertakings; and

     (c) Except to the extent of Landlord's interest in Landlord's Real Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord's Lease Undertakings is assumed by, or shall at any time be asserted or enforceable against, Landlord, Heitman Capital Management Corporation or Heitman Properties Ltd., or against any of their respective directors, officers, shareholders, employees, agents constituent partners, beneficiaries, trustees or representatives.

     IN WITNESS WHEREOF, the parties have executed this Sixth Amendment to Gateway Plaza Office Building Lease as of the day and year first written.


LANDLORD:
LACERA Gateway Property, Inc.,
a California corporation

By:  HEITMAN CAPITAL MANAGEMENT CORPORATION,
     an Illinois corporation, its agent

     By:  /s/ [ILLEGIBLE]
        -----------------------

     Its: VICE PRESIDENT
         ----------------------

TENANT:
PAULA INSURANCE COMPANY,
a California corporation

By:  /s/ [ILLEGIBLE]
   -------------------------

Its: Chief Financial Officer
    ------------------------


By:  /s/ Bradley K. Serwin
   -------------------------

Its: Secretary
    ------------------------

                          SEVENTH AMENDMENT TO GATEWAY
                           PLAZA OFFICE BUILDING LEASE


     THIS SEVENTH AMENDMENT to GATEWAY PLAZA Office Building Lease ("Amendment") is made as of the 17th day of September, 1998, by and between LACERA Gateway Property, Inc., a California corporation ("Landlord") and PAULA INSURANCE COMPANY, a California corporation ("Tenant").


                                  RECITALS

    A. Landlord's predecessor-in-interest, PASADENA GATEWAY PLAZA, a California limited partnership and Tenant's predecessor-in-interest PAN AMERICAN UNDERWRITERS, INC., a Nevada corporation, entered into that certain Gateway Plaza Office Lease (the "Original Lease") dated January 1, 1989, pursuant to which Tenant's predecessor-in-interest leased from Landlord's predecessor-in-interest approximately 28,862 rentable square feet (the "Original Premises") on the second and third floors of that certain office building (the "Building") located at 300 North Lake Avenue, Pasadena, California 91101.

    B. Landlord's predecessor-in-interest and Tenant's predecessor-in-interest entered into that certain Lease Amendment to Gateway Plaza Office Lease, dated September 28, 1989 (the "First Amendment"), pursuant to which Article 2.2(a) of the Original Lease was modified to reflect the addition of 1,255 rentable square feet, located on the second floor of the Building, to the Original Premises.

    C. PAN AMERICAN UNDERWRITERS, INC's right, title and interest under the Original Lease, as amended by the First Amendment, was assigned to Tenant effective May 1, 1993, in accordance with the provisions set forth in that certain Gateway Plaza Assignment and Assumption of Lease and Consent (the "Assignment").

    D. Landlord and Tenant entered into that certain Lease Amendment to Gateway Plaza Office Lease, dated April 27, 1993 (the "Second Amendment"), pursuant to which Article 28.24 was included to surrender an area on the second floor, containing approximately 4,766 rentable square feet, from the Original Lease, as amended.

    E. Landlord and Tenant entered into that certain Lease Amendment to Gateway Plaza Office Lease, dated September 16, 1994 (the "Third Amendment"), pursuant to which Article 1.6 was amended to incorporate into the Original Lease, as amended, an area on the second floor, commonly referred to as Suite 202, containing approximately 1,405 rentable square feet.

    F. Landlord and Tenant entered into that certain Fourth Amendment to Office Lease dated May 12, 1995 (the "Fourth Amendment") pursuant to which the Basic Rent in the Original Lease, as amended, was modified, and certain other modifications were made to the Original Lease, as amended.

    G. Landlord and Tenant entered into that certain Fifth Amendment to Gateway Plaza Office Building Lease (the "Fifth Amendment") pursuant to which Tenant leased temporary expansion premises in the Building.

    H. Landlord and Tenant entered into that certain Sixth Amendment to Gateway Plaza Office Building Lease (the "Sixth Amendment") pursuant to which Tenant leased temporary expansion premises (the "Second Temporary Expansion Area") in the Building.

    I. The Original Lease, as amended by the First Amendment, Assignment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment and Sixth Amendment is hereinafter collectively referred to as the "Lease".

    J. Tenant desires, and Landlord has agreed, to (i) lease certain temporary expansion premises (the "Third Temporary Expansion Area") in the Building; (ii) extend the term of the Lease an additional 12 months (the "Twelve Month Extension Of Lease Term"); and (iii) adjust the Basic Rent provision of the Lease (the "Basic Rent Adjustment").


                                   AGREEMENT

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

    1. LEASE OF THIRD TEMPORARY EXPANSION AREA. Tenant hereby agrees to lease from Landlord and Landlord agrees to lease to Tenant certain expansion area in the Building commonly known as Suite 206 and comprised of approximately 1,706 rentable square feet (the "Third Temporary Expansion Area") as shown as the cross-hatched area on Exhibit "A" attached hereto; provided however, if Tenant does not execute and deliver to Landlord this Amendment by September 14, 1998, this Amendment shall be null and void and shall have no further force and effect.

    2. DEFINED TERMS. Each capitalized term used in this Amendment shall have the same meaning ascribed to such term in the Lease, except that the following terms shall have the following meanings:

         (a) "Main Premises" shall mean the Premises less the Third Temporary Expansion Area.

         (b) "Premises" shall mean those spaces commonly known as Suite 200, Suite 202, Suite 204, Suite 205, Suite 206, Suite 210 and Suite 250 on the second floor and Suite 300 on the third floor, as outlined in the floor plans attached as exhibit "A" and exhibit "A-1".

         (c) "Rentable Area of the Premises" shall be deemed to be: Suite 200 which contains approximately 3,248 rentable square feet, Suite 202 which contains approximately 1,405 rentable square feet, Suite 204 which contains approximately 1,121 rentable square feet, Suite 205 which contains approximately 963 rentable square feet, Suite 206 which contains approximately 1,706 rentable square feet, Suite 210 which contains approximately 2,504 rentable square feet, Suite 250 which contains approximately 3,650 rentable square feet and Suite 300 which contains approximately 22,103 rentable square feet, thus reflecting a total of approximately 36,700 rentable square feet.

         (d) "Tenant's Share" for the Main Premises shall be deemed to be 11.84%.

    3. TEMPORARY EXPANSION AREA LEASE TERM. The lease term for the Third Temporary Expansion Area (the "Third Temporary Term") shall commence September 15, 1998 (the "Third Commencement Date") and shall expire on April 30, 1999 (the "Third Temporary Term Expiration Date"), unless sooner terminated pursuant to the terms of the Lease, as amended hereby.

    4.   BASIC RENT AND OTHER CHARGES FOR THE THIRD TEMPORARY EXPANSION
AREA. (a) The Basic Rent for the Third Temporary Expansion Area shall be $3,667.90 per month, pro-rated for any partial month's tenancy. (b) The first installment of Basic Rent for the Third Temporary Expansion Area shall be due and payable on or before the Third Commencement Date, with subsequent monthly installments of Basic Rent for the Third Temporary Expansion Area due and payable on or before the first day of each month thereafter. (c) The Basic Rent for the Main Premises shall not be affected by the addition of the Third Temporary Expansion Area. (d) "Tenant's Share" for the Third Temporary Expansion Area shall be 0.60%. (e) The Base Year for the Third Temporary Expansion Area for determining Tenant's Share of Operating Expenses and Taxes (as defined in the Original Lease, as amended) for the Third Temporary Expansion Area shall be the Calendar Year 1998.

    5.   USE.   Tenant confirms that the Third Temporary Expansion Area will be used for general and administrative offices and for no other purpose whatsoever, and that no toxic or hazardous materials will be stored, kept or used in the Third Temporary Expansion Area.

    6. CONDITION OF THE THIRD TEMPORARY EXPANSION AREA; IMPROVEMENT ALLOWANCE. No promises by Landlord to alter, remodel, improve, repair, redecorate or clean the Third Temporary Expansion Area, or any part thereof, have been made, and no representation or warranty respecting the condition of the Third Temporary Expansion Area or Building, or with respect to the suitability or fitness of either for any purpose, has been made to Tenant. Execution of this Amendment shall serve as Tenant's acceptance of the Third Temporary Expansion Area "As Is, with all faults", and Tenant shall not be entitled to receive any credit, allowance, or other concession from Landlord in respect to the Third Temporary Expansion Area.

    7. TWELVE MONTH EXTENSION OF LEASE TERM. Article 1.5 of the Lease shall be amended as follows: Effective May 1, 1999 the phrase "Lease Term" shall mean the term of this Lease, with respect to the Premises (including the Third Temporary Expansion Area) which shall be a period of twelve months, commencing on May 1, 1999 unless the Lease Term is terminated earlier pursuant to any of the provisions of this Lease or pursuant to law.

    8. BASIC RENT ADJUSTMENT. Effective May 1, 1999 Article 1.6 of the Lease shall be deleted in its entirety and replaced with the following:
Commencing May 1, 1999 through and including April 30, 2000 the Basic Rent for the Premises (including the Third Temporary Expansion Area) shall be Seventy-eight thousand nine hundred and five dollars ($78,905.00), per month.

    9. BROKERS. Tenant represents that except for Heitman Properties Ltd and CB Richard Ellis, Tenant has not retained, contracted or dealt with any real estate broker, salesperson or finder in connection with this Amendment. Tenant shall agree to indemnify and hold Landlord and Heitman Properties Ltd. harmless from and against any and all liabilities and claims for commissions and fees arising out of a breach of the foregoing representation. Landlord shall be responsible for the payment of any commissions or fees due to Heitman Properties Ltd. and CB Richard Ellis.

    10. PARKING. Tenant shall be granted parking rights for four (4) additional unreserved parking spaces in Landlord's parking structure at rates that may be posted or quoted to the public from time to time to be rented at Tenants option.

    11. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

    12. AMENDMENTS. Except as modified by this Amendment, the provisions of the Lease shall remain in full force and effect.

    13. CONFLICT. If any conflict exists between the terms or provisions of the Lease and the terms or provisions of this Amendment, the terms and provisions of this Amendment shall govern and control.

    14. SUBMISSION OF INSTRUMENT. The submission of this Amendment by Landlord to Tenant or its broker or other agent does not constitute an offer to Tenant to lease the Third Temporary Expansion Area. This Amendment shall have no force and effect until it is executed and delivered by Tenant to Landlord and executed by Landlord; provided, however, that upon execution of this Amendment by Tenant and delivery to Landlord, such execution and delivery by Tenant shall, in consideration of the time and expense incurred by Landlord in reviewing the Amendment and proposed use of the Third Temporary Expansion Area, constitute an offer by Tenant to lease the Third Temporary Expansion Area upon the terms and conditions set forth herein (which offer to lease shall be irrevocable for twenty (20) business days following the date of delivery).

    15. EXCULPATION OF LANDLORD AND HEITMAN. Notwithstanding anything to the contrary contained in the Lease, this Amendment or in any riders or addenda attached thereto (collectively the "Amended Lease Documents"), it is expressly understood and agreed by and between the parties that:

    (a) The recourse of Tenant or its successors or assigns against Landlord with respect to the alleged breach by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in any of the Amended Lease Documents (collectively, "Landlord's Lease Undertakings") shall extend only to Landlord's interest in the real estate of which the Premises are a part ("Landlord's Real Estate") and not to any other assets of Landlord or its constituent partners;

    (b) Neither Heitman Properties Ltd., nor any of their respective directors, officers, employees or agents shall have any personal liability whatsoever with respect to any breach by Landlord of any of Landlord's Lease Undertakings; and

    (c) Except to the extent of Landlord's interest in Landlord's Real
Estate, no personal liability or personal responsibility of any sort with respect to any of Landlord's Lease Undertakings is assumed by, or shall at any time be asserted or enforceable against, Landlord, or Heitman Properties
Ltd., or against any of their respective directors, officers, shareholders, employees, agents constituent partners, beneficiaries, trustees or representatives.

    IN WITNESS WHEREOF, the parties have executed this Seventh Amendment to Gateway Plaza Office Building Lease as of the day and year first written.



LANDLORD:                                 TENANT:
LACERA Gateway Property, Inc.,            PAULA INSURANCE COMPANY,
a California corporation                  a California corporation


By: /s/ David L. Muir                     By: /s/ [ILLEGIBLE]
    -------------------------                 --------------------------
Its: DAVID L. MUIR                        Its: Sr. V.P./C.F.O.
     VICE PRESIDENT                           --------------------------
     & GENERAL COUNSEL                    By: /s/ Bradley K. Serwin
    -------------------------                 --------------------------
                                          Its: Sr. V.P.
                                              --------------------------